Exhibit 10.6
PROMISSORY NOTE

Borrower:	FinTech Acquisition Corp. c/o The Bancorp, Inc. 405 Silverside Road Wilmington, DE 19809	Lender:	TBBK Acquisitions I, LLC c/o The Bancorp, Inc. 405 Silverside Road Wilmington, DE 19809

Principal Amount:	$100,000.00	Initial Rate:	6.250%	Date of Note:	March 24, 2008
PROMISE TO PAY. FinTech Acquisition Corp. (“Borrower”) promises to pay to the order of TBBK Acquisitions I, LLC (“Lender”), in lawful money of the United States of America, the principal amount of One Hundred Thousand Dollars and 00/00 ($100,000.00), together with interest on the unpaid outstanding principal balance from the date hereof until paid in full.
PAYMENT. Borrower will pay this Loan in one principal payment of $100,000 plus interest on March 24, 2009. This payment due on March 24, 2009 will be for all principal, all accrued interest not yet paid and any other sums due and payable hereunder. In addition, Borrower will pay regular quarterly payments of all accrued unpaid interest due as of each payment date, beginning April 24, 2008, with all subsequent interest payments to be due on the same day of each quarter after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest, then to principal and, then to any late charges, and then to any unpaid collection costs. The annual interest rate for this Note is computed on a 365/360 basis, that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.
ADJUSTABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Wall Street Journal Prime Rate of Interest, which is defined as the highest “Prime Rate” published in the “Money Rates” section of the Wall Street Journal (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower’s request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than once each day. The Index currently is 5.250% per annum. The interest rate to be applied to the unpaid principal balance during the term of this Note will be at a rate of 1.000 percentage point over the Index, resulting in an initial annual rate of simple interest of 6.250%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.
PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due and may result in Borrower’s making fewer payments. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: TBBK Acquisitions I, LLC, c/o Bancorp, Inc., 405 Silverside Road, Wilmington, DE 19809.
LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged $100.00, regardless of any partial payments Lender has received.
INTEREST AFTER DEFAULT. Upon Default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, add any unpaid accrued interest and any other sums due hereunder to principal and such sum shall bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Upon Default, the interest rate on this Note shall increase by 3.00 percentage points (the “Default Rate Margin”). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no default. The interest rate will not exceed the maximum rate permitted by applicable law. If judgment is entered in connection with this Note, interest will continue to accrue on this Note after judgment at the interest rate applicable to this Note at the time judgment is entered.
DEFAULT. Each of the following shall constitute an event of default (each, a “Default”) under this Note:
Payment Default. Borrower fails to make any payment within one (1) business day after receipt of written notice from Lender that such sum(s) are due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any document related to this Note or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower within fifteen (15) days after receipt of written notice from Lender of such Default.

Default in Favor of Third Parties. Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Note or in any document related to this Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency. The death of Borrower or the dissolution or termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver, trustee or custodian for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan.

Judgment or Lien. Entry of judgment or filing of a lien against Borrower.

Attachment or Garnishment. Issuance of attachment or garnishment against Borrower.

Sale or Merger. Borrower shall sell or merge its business to or with any other person or entity or shall dissolve or voluntarily suspend transaction of its business.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.
LENDER’S RIGHTS. Upon Default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.
ATTORNEYS’ FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction) and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.
JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.
GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the Commonwealth of Pennsylvania. This Note has been accepted by Lender in the Commonwealth of Pennsylvania.
CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the non-exclusive jurisdiction of the courts of the Commonwealth of Pennsylvania in any and all actions or proceedings arising hereunder or pursuant hereto.
DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower’s loan and the check or preauthorized charge with which Borrower pays is later dishonored.
GENERAL PROVISIONS. This Note is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender’s right to declare payment of this Note on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several. If any portion of this Note is for any reason determined to be unenforceable, it will not affect the enforceability of any other provisions of this Note.
BORROWER’S REPRESENTATIONS. Borrower represents and warrants to Lender, the following: (a) Borrower is not in default under any contract to which Borrower is a party, nor will the entering into of the loan evidenced by this Note constitute a default under any contract to which Borrower is a party; (b) There is no action or proceeding pending or threatened against or affecting Borrower, which, if adversely determined, would impair the validity or enforceability of this Note or any documents related hereto, or have a material adverse effect on the financial condition of Borrower or any guarantor; and (c) There has not been any material adverse change in any collateral securing this Note or in the financial condition of Borrower as reflected by any statements submitted to Lender between the date Borrower applied for the loan and the date hereof.
USURY LIMITS. In the event that the interest provisions hereof or in any agreement related hereto, shall result in an effective rate of interest which, for any period of time, exceeds the limit of usury or other law applicable to the loan evidenced hereby, then Lender, at its sole discretion and without notice to Borrower may: (a) apply all sums in excess of those lawfully collectible as interest for the period in question toward repayment of outstanding principal immediately upon receipt of such moneys by Lender with the same force and effect as if Borrower had specifically designated such extra sums to be so applied to principal; or (b) reduce or limit the collection of any interest to such sums which shall not result in any payment of interest in excess of that lawfully collectible. Borrower agrees that in determining whether or not any interest payable under this Note exceeds the highest rate permitted by law, any non-principal payment, including without limitation late charges, shall be deemed, to the extent permitted by law, to be an expense, fee, premium or penalty, rather than interest.
ADDITIONAL PROVISIONS. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and they agree that the liability of each of them shall be joint and several, unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Lender. Borrower hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Lender under the terms of this Note or any agreement related to this Note, as well as all benefit that might accrue to Borrower by virtue of any present or future laws exempting any property, real or personal, securing this Note, or any agreement related to this Note, or any part of the proceeds arising from any sale of such property, from attachment, levy or sale under execution, or providing for any stay of execution, homestead exemption, exemption from civil process, or extension of time for payment and Borrower agrees that any real or personal property that may be levied upon pursuant to a judgment obtained by virtue hereof, in any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Lender. Borrower consents to immediate execution of any judgment.
INTERPRETATION. In all cases where there is more than one Borrower, then all words used in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Note or when this Note is executed by more than one Borrower, the word “Borrower” shall mean all and any one or more of them. Caption headings in this Note are for convenience purposes only and are not to be used to interpret or define the provisions of this Note. If a court of competent jurisdiction finds any provision of this Note to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Note in all other respects shall remain valid and enforceable.
SUCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and Lender’s successors and assigns.
CONFESSION OF JUDGMENT. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO IMMEDIATELY OR HEREAFTER APPEAR AT ANY TIME FOR BORROWER WITH OR WITHOUT DEFAULT UNDER THIS NOTE AND WITH OR WITHOUT COMPLAINT FILED, TO WAIVE THE ISSUANCE AND SERVICE OF PROCESS AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE UNPAID PRINCIPAL BALANCE OF THIS NOTE AND ALL ACCRUED INTEREST, LATE CHARGES AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER RELATING TO ANY COLLATERAL SECURING THIS NOTE, TOGETHER WITH COSTS OF SUIT, AND AN ATTORNEY’S COMMISSION OF FOUR PERCENT (4%) OF THE UNPAID PRINCIPAL BALANCE AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT NOT LESS THAN FIVE HUNDRED DOLLARS ($500) ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS NOTE OR A COPY OF THIS NOTE VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS NOTE TO CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE AMOUNTS DUE UNDER THIS NOTE. LENDER MAY CONFESS ONE OR MORE JUDGMENTS IN THE SAME OR DIFFERENT JURISDICTIONS FOR ALL OR ANY PART OF THE AMOUNT OWING HEREUNDER, WITHOUT REGARD TO WHETHER JUDGMENT HAS THERETOFORE BEEN CONFESSED ON MORE THAN ONE OCCASION FOR THE SAME AMOUNT. IN THE EVENT ANY JUDGMENT CONFESSED AGAINST BORROWER HEREUNDER IS STRICKEN OR OPENED UPON APPLICATION BY OR ON BORROWER’S BEHALF FOR ANY REASON, LENDER IS HEREBY AUTHORIZED AND EMPOWERED TO AGAIN APPEAR FOR AND CONFESS JUDGMENT AGAINST BORROWER FOR ANY PART OR ALL OF THE AMOUNTS OWING HEREUNDER, AS PROVIDED FOR HEREIN, IF DOING SO WILL CURE ANY ERRORS OR DEFECTS IN SUCH PRIOR PROCEEDINGS. BORROWER HEREBY KNOWINGLY, INTELLIGENTLY AND VOLUNTARILY WAIVES ANY RIGHT BORROWER MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT AND STATES THAT EITHER A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO BORROWER’S ATTENTION OR BORROWER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.
PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. EACH BORROWER AGREES TO THE TERMS OF THIS NOTE AND HAS EXECUTED THIS NOTE INTENDING TO BE LEGALLLY BOUND HEREBY.
BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS NOTE.
THIS NOTE IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

FINTECH ACQUISITION CORP.
/s/ Martin F. Egan (SEAL)

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